DEBT CONVERSION AGREEMENT

THIS DEBT CONVERSION AGREEMENT (this “Agreement”) is made and entered into as of March 30, 2015, by and between Portlogic Systems Inc., a Nevada corporation with an address of 2 Toronto Street, Suite 422, Toronto, Ontario, M5C 2B5, Canada (the “Company”) and Jueane Thiessen, an individual and a related party (the “Creditor”).

RECITALS

WHEREAS, from time to time, the Creditor has unpaid debt owed by the Company in an aggregate amount of $159,112.42 (the “Accounts Payable”);

WHEREAS, the Company has an aggregate of $159,112.42 of indebtedness that it owes to Creditor as a result of such Accounts Payable, and such amount is currently outstanding on the books and records of the Company;

WHEREAS, the Company desires to satisfy $150,000.00 of the Company’s debt outstanding under the Accounts Payable by issuing up to an aggregate of 30,000,000 shares of newly issued restricted common stock of the Company (the “Shares”) to Creditor, and Creditor desires to receive the Shares in exchange for, and in full satisfaction of, $150,000.00 of the Accounts Payable.

NOW, THEREFORE, for and in consideration of the foregoing premises, the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.

Conversion of the Accounts Payable; Issuance of the Shares.

a.

At the Closing (as defined in Section 2 hereof) and subject to the terms and conditions of this Agreement, Creditor hereby agrees to convert $150,000.00 of the outstanding balance owed to Creditor pursuant to the Accounts Payable into the Shares at a conversion price of one-half of a cent ($0.005) per share (the “Conversion Price”), and the Company hereby agrees to issue an aggregate of 30,000,000 shares of newly issued restricted common stock to Creditor (the “Shares”).

b.

By agreeing to convert $150,000.00 of the outstanding balance owed to Creditor pursuant to the Accounts Payable into the Shares, Creditor acknowledges the Company’s indebtedness to Creditor under the Accounts Payable will be cancelled and terminated in all respects and for all purposes, and Creditor will be deemed to have released all claims held by Creditor with respect to the Accounts Payable.

c.

Full Satisfaction. Creditor acknowledges that it is accepting the Shares in full satisfaction of $150,000.00 of the outstanding balance owed to Creditor under the Accounts Payable, which is being converted into the Shares, and Creditor will no longer have any rights related to the Accounts Payable at such time as the Shares are issued to Creditor.

2.

Closing; Delivery of Shares.

a.

Closing. The closing of the conversion of the Company’s debt outstanding under the Accounts Payable and the issuance of the Shares shall occur as soon as practicable after the execution of this Agreement, but in no event no later than ten (10) business days from the execution of this Agreement, at the offices of Portlogic Systems Inc, 2 Toronto Street, Suite 422, Toronto, Ontario, M5C 2B5, Canada, or such other place, date and time as set forth in this Agreement or as the parties hereto may otherwise agree (the “Closing”).

b.

Delivery. At the Closing, the Company shall use its best efforts to cause the transfer agent to deliver to Creditor, by courier or FedEx, stock certificate, or certificates, registered in the name of Creditor and representing the outstanding balance of the Accounts Payable divided by the Conversion Price.

3.

Representations and Warranties of Creditor. Creditor represents and warrants to the Company that:

a.

Purchase Entirely for Own Account. Creditor is acquiring the Shares for Creditor’s own account for investment purposes only, not as nominee or agent, and not with a view to, or for sale in connection with, a distribution of the Shares within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and Creditor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act without prejudice; however, Creditor has a right at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by Creditor to hold Shares for any period of time. Creditor is not a broker-dealer registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 or an entity engaged in a business that would require it to be so registered.

b.

Accredited Investor.  Creditor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act.

c.

Creditor’s Qualifications. By reason of such Creditor’s business or financial experience, Creditor is capable of evaluating the merits and risks of this investment, has the ability to protect its own interests in this transaction, and is financially capable of bearing a total loss of the investment.

d.

Understanding of Risks. Creditor is aware of the highly speculative nature of the investment in the Shares and the financial hazards involved in such investment.

e.

Disclosure of Information.  Creditor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the conversion and issuance of the Shares.

f.

Restricted Securities.  Creditor understands and acknowledges that:

i.

the Shares are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances;

ii.

the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon specific exemptions from the registration requirements of the Securities Act and state securities laws, and the Company is relying upon the truth and accuracy of, and Creditor’s compliance with, the representations, warranties, covenants, agreements, acknowledgments and understandings of Creditor contained in this Agreement in order to determine the availability of such exemptions and the eligibility of Creditor to acquire the Shares;

iii.

the Shares must be held indefinitely unless a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration;

iv.

the Shares will bear a legend substantially in the form set forth in Section 3(g) herein; and

v.

the Company will make a notation on its transfer books to such effect.

g.

Legends.  It is understood that certificates evidencing the Shares may bear the following or any similar legend:

i.

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT AND SUCH REGISTRATION STATEMENT REMAINS EFFECTIVE, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144, OR (III) IF REQUESTED BY THE COMPANY, THE COMPANY HAS RECEIVED AN OPINION OF COMPANY COUNSEL, STATING THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT.”

ii.

If required by the authorities of any state in connection with the issuance of the Shares, the legend required by such state authority.

h.

Restrictions on Transfer. Creditor understands that it may not transfer any Shares unless such Shares are registered under the Securities Act or applicable state securities laws, or unless exemptions from such registration and qualification requirements are available.

i.

No Registration Rights. Creditor further understands that there are no registration rights associated with the Shares being acquired pursuant to this Agreement.

j.

No General Solicitation.  Creditor did not learn of the investment in the Shares as a result of any general solicitation or general advertising.

k.

Investment Decision. Creditor understands that nothing in the Agreement or any other materials presented to Creditor in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Creditor has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

4.

Representations and Warranties of the Company. The Company hereby makes the following representations and warranties to Creditor:

a.

Authority. The Company has the power and authority to enter into and perform its obligations under this Agreement and to issue the Shares to Creditor. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The execution and delivery of this Agreement by the Company, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary action and no other proceeding on the part of the Company is necessary to authorize the execution, delivery and performance of this Agreement and the transactions contemplated hereby.

b.

Valid Issuance of Shares. The Shares are duly authorized and, when issued and paid for in accordance with the terms and conditions of this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. There are no subscriptions, warrants, rights of first refusal or other restrictions on transfer relative to, or options exercisable with respect to, the Shares. The Shares are not the subject of any present or, to the Company’s knowledge, threatened suit, action, arbitration, administrative or other proceeding, and the Company knows of no reasonable grounds for the institution of any such proceedings.

c.

Representation by Counsel. The Company has been represented by its own counsel, accountant and tax specialist in connection with the issuance of the Shares and entering into this Agreement and acknowledges that the Company is not relying on any securities, tax, accounting or other advice from Creditor or its counsel or advisors.

d.

Consent. No consent, approval, authorization or order of any court or governmental authority or third-party is required in connection with the execution, delivery or performance of this Agreement by the parties.

5.

Compliance with Laws and Regulations. The sale and issuance of the Shares will be subject to and conditioned upon compliance by the Company and Creditor with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company’s common stock may be listed or quoted at the time of such issuance or transfer.

6.

Fees, Expenses.  Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Shares to Creditor.

7.

General Provisions.

a.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without giving effect to any other choice or conflict of law provision that would cause the application of the laws of any other jurisdiction other than the State of Nevada.

b.

Termination. The parties may not, except for a material breach or failure of a condition or requirement, terminate this Agreement.

c.

Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties.

d.

Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement. A facsimile or PDF copy of this Agreement shall be deemed an original.

e.

Headings.  The headings used in this Agreement are for convenience of reference only and shall not be deemed to limit, characterize or in any way affect the interpretation of any provision of this Agreement.

f.

Modifications and Waivers. No change, modification or waiver of any provision of this Agreement shall be valid or binding unless it is in writing, dated subsequent to the execution date of this Agreement, and signed by all parties. No waiver of any breach, term, condition or remedy of this Agreement by any party shall constitute a subsequent waiver of any other breach, term, condition or remedy.  All remedies, either under this Agreement, by law, or otherwise afforded the parties shall be cumulative and not alternative.

g.

Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

h.

Entire Agreement.  This Agreement constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

i.

Further Assurances.  From and after the date of this Agreement, upon the request of any party, the parties shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

j.

No Oral Representations.  No oral or written representations have been made other than or in addition to those stated in this Agreement as of the date of Closing. The parties are not relying on any oral statements made by any other party, their representatives or affiliates regarding this Agreement.

k.

Notices.  All notices or other communications required or permitted by this Agreement shall be in writing and shall be deemed to have been duly received:

i.

if given by facsimile or electronic version, when transmitted and the appropriate telephonic or electronic confirmation received if transmitted on a business day and during normal business hours of the recipient, and otherwise on the next business day following transmission;

ii.

if given by certified or registered mail, return receipt requested, postage prepaid, three business days after being deposited in the U.S. mails; and

iii.

if given by courier or other means, when received or personally delivered, and, in any such case, addressed as indicated herein, or to such other addresses as may be specified by any such party to the other party pursuant to notice given by such party in accordance with the provisions of this Section.

l.

Arbitration.  Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration administered by the American Arbitration Association in accordance with its Commercial or other Arbitration Rules including the Optional Rules for Emergency Measures of Protection, and judgment on the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof.

[Signature Page to Follow]

IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:

PORTLOGIC SYSTEMS INC.

By: /s/ Jueane Thiessen

Name:  Jueane Thiessen

Title:    CEO

The Creditor:

Jueane Thiessen

By:/s/ Jueane Thiessen

Name: Jueane Thiessen

Address for Delivery of Certificate:

c/o Portlogic Systems Inc.

2 Toronto Street, Suite 422,

Toronto, Ontario, M5C 2B5

Email: jueane@portlogicsystems.com

Accounts Payable:

$150,000.00

Conversion Price:

$0.005

Shares:

30,000,000

Tax Identification Number:

N/A